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     NUMBER
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     01430
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     SHARES
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              ENTERTAINMENT BOULEVARD, INC.                  SEE REVERSE FOR
   INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA      CERTAIN DEFINITIONS

                                     COMMON STOCK        CUSIP   2938LA   10   5


THIS CERTIFIES THAT:



IS OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF
                           ENTERTAINMENT BOULEVARD, INC.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

     /s/ [ILLEGIBLE]               [SEAL]              /s/ [ILLEGIBLE]
        SECRETARY                                         PRESIDENT

COUNTERSIGNED AND REGISTERED AMERICAN SECURITIES TRANSFER & TRUST, INC.
                              (BOX [ILLEGIBLE], DENVER, CO [ILLEGIBLE])

BY:


TRANSFER AGENT AND REGISTRAR      AUTHORIZED SIGNATURE

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     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF
THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - AS TENENTS IN COMMON
TEN ENT - AS TENENTS BY THE ENTIRETIES
JT TEN - AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENENTS IN
         COMMON

UNIF GIFT MIN ACT - ................Custodian.................
                    (CUST)                        (MINOR)
                    under Uniform Gifts to Minors

                              Act .............
                                       (State)

       ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


  FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      -------------------------------


                         -------------------------------------------------------
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.